Greenwich Street

                  ---------------------------------------------

                                   CALIFORNIA
                              MUNICIPAL FUND INC.

                                                                Quarterly Report
                                                               November 30, 2001

Greenwich
Street California
Municipal
Fund Inc.

                [PHOTO OMITTED]                        [PHOTO OMITTED]

                HEATH B.                               JOSEPH
                MCLENDON                               P. DEANE

                Chairman                               Vice President

Dear Shareholder:

We are pleased to provide this report for the Greenwich Street California Municipal Fund Inc. ("Fund") for the three months ended November 30, 2001. In this report, we summarize the prevailing economic and market conditions during the period and outline our investment strategy. We hope you find this information to be useful and informative.

Performance Update

For the three months ended November 30, 2001, the Fund distributed income dividends totaling approximately $0.16 per share. The table below details the annualized distribution rate and three-month total return based on the Fund's net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price (symbol "GCM") on November 30, 2001(1).

               Price                  Annualized                  Three-Month
             Per Share            Distribution Rate(2)          Total Return(2)
             ---------            --------------------          ---------------
           $14.24 (NAV)                  4.38%                       0.06%
           $13.86 (AMEX)                 4.50%                       8.06%


----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (AMEX) price as determined by supply of and demand for the Fund's shares.

(2) Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. This annualized distribution rate assumes a current monthly income dividend rate of $0.052 for 12 months. This rate is as of December 31, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                1

In comparison, the Lipper Inc. ("Lipper")(3) peer group of closed-end California municipal debt funds, based on NAV, returned negative 0.57% for the period. The Lehman Brothers Municipal Bond Index ("Lehman Index")(4) returned 0.00% for the same period. Past performance is not indicative of future results.

Investment Strategy

The Fund seeks as high a level of current income exempt from federal income tax and California personal income tax as is consistent with preservation of capital.(5) The Fund invests primarily in long-term, investment-grade(6) municipal debt securities issued by, or on behalf of, the State of California, its agencies, instrumentalities, political subdivisions, multi-state agencies or authorities.

Special Shareholder Notice

On January 14, 2002, Greenwich Street California Municipal Fund Inc., listed on the American Stock Exchange under the symbol "GCM," announced shareholder approval of its reorganization into Smith Barney California Municipals Fund Inc., an open-end mutual fund.

Under the terms of the proposal, Smith Barney California Municipals Fund Inc. will acquire the assets and liabilities of GCM in exchange for an amount of its Class A shares equal to the aggregate net asset value of GCM's portfolio. Subsequently, GCM will distribute such shares in its liquidation. Following the close of business on January 15, 2002, GCM will suspend trading and delist from the American Stock Exchange. GCM will close its books effective with the close of business on January 18, 2002.

Effective Tuesday, January 22, 2002, shareholders of GCM will become shareholders of Smith Barney California Municipals Fund Inc. Shareholders of GCM will receive Class A shares of Smith Barney California Municipals Fund, and there will be no cost to them to become a shareholder. Investors will be able to redeem their shares in full or in part for cash without any redemption fees or required holding period. In addition, these shares will be exchangeable with other Smith Barney mutual funds offering Class A shares. Greenwich Street California Municipal Fund and Smith Barney California Municipals Fund Inc. are managed by Smith Barney Fund Management LLC, a wholly owned subsidiary of Salomon Smith Barney Holdings, Inc.

----------

(3)   Lipper is an independent mutual fund-tracking organization.

(4) The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index

(5) Please note that a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").

(6) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the manager to be of equivalent quality.


--------------------------------------------------------------------------------
2                                          2001 Quarterly Report to Shareholders

Economic and Fund Overview

In an effort to stimulate the U.S. economy, the U.S. Federal Reserve Board ("Fed") has cut the federal funds rate ("fed funds rate")(7) 11 times during 2001 to 1.75%; one rate reduction occurred after the close of the Fund's reporting period. Furthermore, fiscal policy is becoming accommodative, like the recent trend toward reduced tax rates following many years of restrictive policy. Amid these developments, throughout the period yields on municipal bond issues in general have remained very high as a percentage of U.S. Treasury yields (of comparable maturities). (Note that these yields and prices fluctuate and, like other historical pricing data, are subject to change.)

From a more local (state) perspective, California, like many other states, has been faced with lower tax revenue receipts. Although the state continues to struggle with an energy-crisis situation, in our opinion, the concerns have somewhat diminished and the state remains in relatively sound shape. Higher-than-anticipated wholesales energy prices and the lack of generating capacity throughout the state have resulted in power disruptions. However, there has been weaker industrial energy demand and lower natural gas prices, which have dropped from $10.00 per million British thermal units ("BTUs") last December to approximately $2.50 per BTU most recently. Although the state of California has a very diverse economy, weaker economic performance nationwide is a cause for concern. Weakness in the high-tech sector, as well as a decline in other key industries, has caused state tax receipts to fall short of budget forecasts. Looking ahead, the state faces the choices of cutting its spending or filling any budget shortfall through the issuance of new debt. (From our perspective as Fund managers, we prefer the former.) Given the current state of the U.S. and California economies, today's municipal bond market environment and our forecasts, we anticipate that demand for California municipal bonds will remain relatively strong over the next six months.

In an effort to deal with its ongoing utility needs, the state has been buying electricity through long-term contracts. That would allow the state to manage more efficiently its demand for power. Furthermore, the state seeks to authorize the Department of Water Resources to borrow money required to manage the state's power needs, as well as reimburse the state for money that it disbursed to help stabilize the utility market. Going forward, we've adopted a wait-and-see approach to see how the state responds to the energy situation.

----------
(7) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                3

Economic and Market Outlook

While long-term rates may rebound modestly once the U.S. economy shows renewed signs of life, we do not anticipate a substantial increase in long-term rates while inflation remains subdued, as we expect it to do through 2002, and probably beyond that period.(8)

As the economy shifts from recession to recovery, we feel the Federal Open Market Committee may then consider taking a more neutral stance, followed by possible "tightening" (e.g., "rate hikes") if the economy should improve and merit such action by the Fed. We expect little threat of inflation before 2003. Given the current state of the U.S. and California economies, today's municipal bond market environment and our forecasts, we anticipate that demand for California municipal bonds will remain strong over the coming six-month period. As of November 30, 2001, the Fund's portfolio composition included: pre-refunded obligations (17.3%), escrowed-to-maturity (14.4%), water and sewer (13.7%), hospital (12.3%) and tax allocation (10.5%). In our view, investors should continue to remain focused on fixed-income securities and attentive to the advantages available through municipal bonds.

Thank you for investing in the Greenwich Street California Municipal Fund Inc. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,


/s/ Heath B. McLendon                  /s/ Joseph P. Deane


Heath B. McLendon                      Joseph P. Deane
Chairman                               Vice President

December 15, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 8 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of November 30, 2001 and is subject to change.

----------

8     Bond prices move inversely to changes in interest rates.


--------------------------------------------------------------------------------
4                                          2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, the PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in this report beginning on page 21.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                5

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                            November 30, 2001
--------------------------------------------------------------------------------

  FACE
 AMOUNT        RATING(a)                     SECURITY                                  VALUE
==============================================================================================
Education -- 4.8%
                        California Educational Facility Authority:
$    230,000      A2*      Loyola Marymount University, 5.750% due 10/1/24         $   243,101
   2,000,000      A3*      Southwestern University, 6.700% due 11/1/24               2,181,720
----------------------------------------------------------------------------------------------
                                                                                     2,424,821
----------------------------------------------------------------------------------------------
Escrowed to Maturity -- 14.4%
  20,000,000      AAA   San Joaquin Hills Transportation Corridor Agency,
                           Sr. Lien Toll, (Escrowed to maturity with state and
                           local government securities), zero coupon due 1/1/26      5,731,000
   1,505,000      A     Torrance Hospital Revenue, Little Co. of Mary
                           Hospital, (Escrowed to maturity with U.S.
                           government securities), 6.875% due 7/1/15 (b)             1,572,785
----------------------------------------------------------------------------------------------
                                                                                     7,303,785
----------------------------------------------------------------------------------------------
Finance -- 4.1%
   2,000,000      BBB-  Virgin Islands Public Financial Authority Revenue,
                           Series A, 6.500% due 10/1/24                              2,105,040
----------------------------------------------------------------------------------------------
Hospital -- 12.3%
                        California Health Facility Financing Authority:
   2,000,000      A3*      Cedars-Sinai Medical Center, Series A,
                             6.125% due 12/1/30                                      2,147,820
   2,000,000      A        Kaiser Permanente Hospital, 5.550% due 8/15/25            2,003,500
   2,000,000      AA-   Fresno Health Facility Revenue, Holy Cross Health
                           System, 5.625% due 12/1/15                                2,060,700
----------------------------------------------------------------------------------------------
                                                                                     6,212,020
----------------------------------------------------------------------------------------------
Miscellaneous -- 11.7%
   1,875,000      BBB   Kings County Waste Management Authority, Solid
                           Waste Revenue, 7.200% due 10/1/14 (c)                     2,032,856
   2,000,000      AAA   Los Angeles Convention and Exhibition Center Authority
                           Lease Revenue, Series A, MBIA-Insured,
                           5.375% due 8/15/18                                        2,050,600
   1,675,000      AAA   Orange County 1996 Recovery, COP, Series A,
                           MBIA-Insured, 6.000% due 7/1/26                           1,846,051
----------------------------------------------------------------------------------------------
                                                                                     5,929,507
----------------------------------------------------------------------------------------------
Multi-Family Housing -- 4.2%
   2,000,000      AA    Santa Rosa Mortgage Revenue, Village Square
                           Apartments, FHA-Insured, 6.875% due 9/1/27                2,108,520
----------------------------------------------------------------------------------------------
Pre-Refunded -- 17.3%
   1,870,000      Aaa*  California Educational Facility Authority, Loyola
                           Marymount University, (Pre-Refunded-- Escrowed
                           with U.S. government securities and Refco strips to
                           4/1/01 Call @ 102), 5.750% due 10/1/24                    2,045,986

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                          2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                November 30, 2001
--------------------------------------------------------------------------------

  FACE
 AMOUNT        RATING(a)                     SECURITY                                  VALUE
==============================================================================================
Pre-Refunded -- 17.3% (continued)
$  1,930,000      NR    California Health Facility Financing Authority, Daniel
                           Freeman Hospital, (Pre-Refunded-- Escrowed with
                           U.S. government securities to 5/1/05 Call @ 102),
                           6.500% due 5/1/20 (b)                                   $ 2,202,265
   2,000,000      AA-   California Statewide Community Development Authority,
                           COP, St. Joseph's Hospital, (Pre-Refunded--
                           Escrowed with state and local government securities
                           to 7/1/04 Call @ 102), 6.625% due 7/1/21                  2,246,600
   2,000,000      AAA   Foothill Eastern Transportation, California Toll
                           Revenue, (Pre-Refunded-- Escrowed with U.S.
                           government securities to 1/1/07 Call @ 100),
                           Series A, 6.000% due 1/1/34                               2,256,220
----------------------------------------------------------------------------------------------
                                                                                     8,751,071
----------------------------------------------------------------------------------------------
Single-Family Housing -- 2.9%
   1,400,000      AA-   California HFA Home Mortgage, Series E, FHA-Insured,
                           6.375% due 8/1/27(c)                                      1,453,956
----------------------------------------------------------------------------------------------
Tax Allocation -- 10.5%
   2,100,000      Baa2* Hawthorne Community Redevelopment Agency, Tax
                           Allocation, (Partially Pre-Refunded-- Escrowed with
                           U.S. government securities to 9/1/04 Call @ 102),
                           6.700% due 9/1/20                                         2,242,422
   1,000,000      AAA   Rancho Cucamonga Redevelopment Agency, Tax
                           Allocation, MBIA-Insured, 5.250% due 9/1/26               1,024,410
   2,000,000      AAA   San Jose Redevelopment Agency, Tax Allocation,
                           MBIA-Insured, 5.250% due 8/1/16                           2,063,800
----------------------------------------------------------------------------------------------
                                                                                     5,330,632
----------------------------------------------------------------------------------------------
Transportation -- 4.1%
   2,000,000      AAA   Los Angeles County Metropolitan Transportation
                           Authority, Sales Tax Allocation, Series A,
                           MBIA-Insured, 5.625% due 7/1/18                           2,099,920
----------------------------------------------------------------------------------------------
Water and Sewer -- 13.7%
   1,240,000      AAA   Anaheim Public Finance Authority, Water Utility,
                           (Lenain Filtration Project), FGIC-Insured,
                           5.250% due 10/1/19                                        1,267,776
   2,000,000      AA    California State Department of Water Revenue,
                           Series L, 5.500% due 12/1/23                              2,077,420
   2,140,000      AAA   East Bay Municipal Wastewater System, FGIC-Insured,
                           5.000% due 6/1/26                                         2,143,510
     400,000      A-1+  Orange County Sanitation District, Certificates of
                           Participation, 1.350% due 8/1/16 (d)                        400,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                November 30, 2001
--------------------------------------------------------------------------------

  FACE
 AMOUNT        RATING(a)                     SECURITY                                  VALUE
==============================================================================================
Water and Sewer -- 13.7% (continued)

$  1,000,000      AAA   Redding Joint Powers Financing Authority, Wastewater
                           Revenue, Series A, FGIC-Insured,
                           5.500% due 12/1/18                                      $ 1,032,440
----------------------------------------------------------------------------------------------
                                                                                     6,921,146
----------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $42,847,148**)                                    $50,640,418
==============================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 10 and 11 for the definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                          2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Summary of Investments by Combined Ratings (unaudited)
--------------------------------------------------------------------------------

                                         Standard &           Percentage of
  Moody's              and/or              Poor's           Total Investments
================================================================================
    Aaa                                     AAA                   46.5%
    Aa                                      AA                    19.6
     A                                       A                    16.1
    Baa                                     BBB                   12.6
  VMIG 1                                    A-1                    0.8
    NR                                      NR                     4.4
                                                                 -----
                                                                 100.0%
                                                                 =====


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                9

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign which is used to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa    -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
10                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

AMBAC  -- AMBAC Indemnity Corporation
COP    -- Certificate of Participation
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
GO     -- General Obligation
HFA    -- Housing Finance Agency
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               11

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                November 30, 2001
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (Cost -- $42,847,148)                     $50,640,418
    Interest receivable                                                 799,219
-------------------------------------------------------------------------------
    Total Assets                                                     51,439,637
-------------------------------------------------------------------------------
LIABILITIES:
    Payable to bank                                                     180,509
    Dividends payable                                                    57,386
    Management fee payable                                               25,873
    Accrued expenses                                                     55,815
-------------------------------------------------------------------------------
    Total Liabilities                                                   319,583
-------------------------------------------------------------------------------
Total Net Assets                                                    $51,120,054
================================================================================
NET ASSETS:
    Par value of capital shares                                        $  3,590
    Capital paid in excess of par value                              42,986,792
    Undistributed net investment income                                 430,492
    Accumulated net realized loss from security transactions            (94,090)
    Net unrealized appreciation of investments                        7,793,270
-------------------------------------------------------------------------------
Total Net Assets
    (Equivalent to $14.24 a share on 3,590,234 shares of $0.001
    par value outstanding; 500,000,000 shares authorized)           $51,120,054
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Three Months Ended November 30, 2001

INVESTMENT INCOME:
    Interest                                                          $ 709,597
-------------------------------------------------------------------------------
EXPENSES:
    Management fee (Note 3)                                             115,601
    Shareholder communications                                           14,875
    Audit and legal                                                      12,120
    Shareholder and system servicing fees                                 9,747
    Registration fees                                                     6,401
    Directors' fees                                                       1,151
    Custody                                                                 642
    Pricing service fees                                                    542
    Other                                                                 2,433
-------------------------------------------------------------------------------
    Total Expenses                                                      163,512
    Less: Management fee waiver (Note 3)                                (32,111)
-------------------------------------------------------------------------------
    Net Expenses                                                        131,401
-------------------------------------------------------------------------------
Net Investment Income                                                   578,196
-------------------------------------------------------------------------------
Decrease in Net Unrealized Appreciation (Note 1)                       (553,606)
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                                $  24,590
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               13

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Three Months Ended November 30, 2001 (unaudited) and the Year Ended August 31, 2001

                                                          November 30      August 31
=====================================================================================
OPERATIONS:
    Net investment income                                $    578,196    $  2,292,445
    Net realized gain                                              --         136,331
    Increase (decrease) in net unrealized appreciation       (553,606)      2,070,386
-------------------------------------------------------------------------------------
    Increase in Net Assets From Operations                     24,590       4,499,162
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
    Net investment income                                    (560,076)     (2,213,390)
-------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders                          (560,076)     (2,213,390)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
    Treasury stock acquired                                   (10,384)       (816,619)
-------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Fund Share Transactions                                 (10,384)       (816,619)
-------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                            (545,870)      1,469,153
NET ASSETS:
    Beginning of period                                    51,665,924      50,196,771
-------------------------------------------------------------------------------------
    End of period*                                       $ 51,120,054    $ 51,665,924
=====================================================================================
* Includes undistributed net investment income of:       $    430,492    $    134,120
=====================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Greenwich Street California Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and
(j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal year beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund elected to adopt this requirement effective September 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the three-month period ended November 30, 2001, interest income increased by $12,691 and the change in net unrealized


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               15

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

appreciation of investments decreased by $12,691. In addition, the Fund recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $278,252 to reflect the cumulative effect of this change up to the date of the adoption.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Affiliated Transactions

Smith Barney Fund Management LLC("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. For the three months ended November 30, 2001, SBFM waived $32,111 of its management fee.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

4. Investments

During the three months ended November 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                                     --
--------------------------------------------------------------------------------
Sales                                                                         --
================================================================================

At November 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                         $7,793,270
Gross unrealized depreciation                                                 --
--------------------------------------------------------------------------------
Net unrealized appreciation                                           $7,793,270
================================================================================


--------------------------------------------------------------------------------
16                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

5. Portfolio Concentration

Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At November 30, 2001, the Fund did not hold any futures contracts.

7. Capital Shares

At November 30 2001, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

On July 17, 2000, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 68,100 shares with a total cost of $844,626. For the three months ended November 30, 2001, the Fund repurchased (and retired) 800 shares with a total cost of $10,384.

8. Capital Loss Carryforwards

At August 31, 2001, the Fund had, for Federal income tax purposes, approximately $94,000 of capital loss carryforwards available to offset future capital gains, expiring in 2009. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               17

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

                              2001(1)         2001         2000         1999         1998         1997
========================================================================================================
Net Asset Value,
  Beginning of Period        $  14.39       $  13.73     $  13.49     $  14.37     $  13.66     $  13.13
--------------------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income(2)       0.16           0.63         0.61         0.59         0.60         0.62
  Net realized and
  unrealized gain (loss)        (0.15)          0.61         0.22        (0.84)        0.80         0.87
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                     0.01           1.24         0.83        (0.25)        1.40         1.49
--------------------------------------------------------------------------------------------------------
Gain From Repurchase
  of Treasury Stock                --           0.03         0.00*          --           --           --
--------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income         (0.16)         (0.61)       (0.59)       (0.61)       (0.59)       (0.63)
  Net realized gains               --             --        (0.00)*      (0.02)       (0.10)       (0.33)
--------------------------------------------------------------------------------------------------------
Total Distributions             (0.16)         (0.61)       (0.59)       (0.63)       (0.69)       (0.96)
--------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period              $  14.24       $  14.39     $  13.73     $  13.49     $  14.37     $  13.66
--------------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value(3)                8.06%++       14.76%        4.28%       (3.07)%       7.56%       13.39%
--------------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value(3)             0.06%++       10.12%        7.21%       (1.43)%      10.98%       12.19%
--------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)   $     51       $     52     $     50     $     49     $     53     $     50
========================================================================================================


--------------------------------------------------------------------------------
18                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

                               2001(1)        2001         2000         1999         1998         1997
========================================================================================================
Ratios to Average
Net Assets:
  Expenses(2)                     1.02%+        1.08%        1.25%        1.24%        1.20%        1.21%
  Net investment income(4)        4.50+         4.52         4.63         4.16         4.25         4.64
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate              0%            2%           8%           0%           7%          28%
--------------------------------------------------------------------------------------------------------
Market Value,
  End of Period              $   13.86     $   12.97    $  11.875    $  12.000    $  13.000    $  12.750
========================================================================================================

(1)   For the three months ended November 30, 2001 (unaudited).
(2) The Manager waived a portion of its management fee for the three months ended November 30, 2001 and the year ended August 31, 2001. If such fees were not waived, the per share decrease on net investment income and the actual expense ratios would have been as follows:

                  Per Share Decreases to                  Expense Ratios
                   Net Investment Income                Without Fee Waivers
                  ----------------------               --------------------
                  2001(1)          $0.01               2001(1)       1.27%+
                  2001              0.02               2001          1.24

(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(4)   Without the adoption of the change in the accounting method discussed in
      Note 1, the ratio of net investment income to average net assets would have been 4.40%. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income was less than $0.01 per share.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               19

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                               AMEX

  Record       Payable      Closing     Net Asset      Dividends    Reinvestment
   Date         Date         Price+       Value+          Paid         Price
================================================================================
 9/21/99       9/24/99     $12.000       $13.42         $0.0490       $12.17
10/26/99      10/29/99      11.875        12.96          0.0490        11.79
11/22/99      11/26/99      11.500        13.24          0.0490        11.19
12/27/99      12/30/99      10.750        12.97          0.0490        10.76
 1/25/00       1/28/00      10.688        12.79          0.0490        10.79
 2/22/00       2/25/00      10.938        12.98          0.0490        10.94
 3/28/00       3/31/00      11.125        13.27          0.0490        11.24
 4/25/00       4/28/00      11.125        13.22          0.0500        11.18
 5/23/00       5/26/00      11.188        12.89          0.0500        11.30
 6/27/00       6/30/00      11.563        13.33          0.0500        11.73
 7/25/00       7/28/00      11.688        13.48          0.0500        11.86
 8/22/00       8/25/00      11.813        13.68          0.0500        11.89
 9/26/00       9/29/00      11.750        13.62          0.0500        11.71
10/24/00      10/27/00      11.500        13.65          0.0500        11.60
11/20/00      11/24/00      11.688        13.65          0.0500        11.71
12/26/00      12/29/00      11.750        13.97          0.0500        11.96
 1/23/01       1/26/01      12.438        14.09          0.0500        12.43
 2/20/01       2/23/01      12.410        14.06          0.0500        12.58
 3/27/01       3/30/01      12.110        14.11          0.0500        12.28
 4/24/01       4/27/01      12.290        13.85          0.0520        12.46
 5/22/01       5/25/01      12.480        13.91          0.0520        12.50
 6/26/01       6/29/01      12.610        14.04          0.0520        12.62
 7/24/01       7/27/01      12.750        14.11          0.0520        12.90
 8/28/01       8/31/01      12.900        14.32          0.0520        12.95
 9/25/01       9/28/01      13.930        14.28          0.0520        13.99
10/23/01      10/26/01      14.000        14.37          0.0520        14.09
11/27/01      11/30/01      13.860        14.24          0.0520        13.93

================================================================================

+     As of record date.


--------------------------------------------------------------------------------
20                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of valuation time, PFPC will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               21

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan may also be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


--------------------------------------------------------------------------------
22                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------

    Greenwich Street

-----------------------

       CALIFORNIA
  MUNICIPAL FUND INC.

--------------------------------------------------------------------------------

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund Management LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is submitted for the general information of the shareholders of Greenwich Street California Municipal Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Greenwich Street
California Municipal Fund Inc.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

FD01057 1/02